UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/30/2005

News Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of Principal Executive Offices, Including Zip Code)

212-852-7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

        Project Ivory Acquisition Corporation and Fox Interactive Media, Inc., each a wholly-owned subsidiary of News Corporation, closed its merger with Intermix Media, Inc. ("Intermix") on September 30, 2005, completing News Corporation's acquisition of Intermix. Indigo Acquisition Corporation and Fox Interactive Media, Inc., each a wholly-owned subsidiary of News Corporation, closed its merger with IGN Entertainment, Inc. ("IGN") on October 4, 2005, completing News Corporation's acquisition of IGN.

        Copies of the press releases issued on September 30, 2005 and October 4, 2005, announcing the closing of News Corporation's acquisitions of Intermix and IGN, respectively, are attached hereto as Exhibits 99.1 and 99.2, respectively and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number          Description

99.1                 Press release of News Corporation dated September 30, 2005

99.2                Press release of News Corporation dated October 4, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

News Corporation

Date: October 05, 2005.	By:	/s/ Lawrence A. Jacobs
Lawrence A. Jacobs
Senior Executive Vice President and Group General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of News Corporation dated September 30, 2005
EX-99.2	Press release of News Corporation dated October 4, 2005